UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2024
THE ALLSTATE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11840	36-3871531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3100 Sanders Road, Northbrook, Illinois    60062
(Address of principal executive offices)    (Zip Code)
Registrant’s telephone number, including area code  (847) 402-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALL	New York Stock Exchange Chicago Stock Exchange
5.100% Fixed-to-Floating Rate Subordinated Debentures due 2053	ALL.PR.B	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 5.100% Noncumulative Preferred Stock, Series H	ALL PR H	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 4.750% Noncumulative Preferred Stock, Series I	ALL PR I	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 7.375% Noncumulative Preferred Stock, Series J	ALL PR J	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events
Item 8.01. Other Events

On August 13, 2024, The Allstate Corporation (the “Registrant”) entered into a definitive Share Purchase Agreement (the “Purchase Agreement”) with StanCorp Financial Group, Inc., an Oregon corporation (the “Buyer”), under which the Buyer has agreed to acquire all of the shares of the capital stock of the Registrant’s wholly owned indirect subsidiaries, American Heritage Life Insurance Company and American Heritage Service Company, comprising the Registrant’s employer voluntary benefits business, for $2 billion in cash, adjusted for the closing balance sheet (the “Transaction”). The Transaction is subject to regulatory approvals and other customary closing conditions.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

The Registrant’s press release dated August 13, 2024, announcing entry into the Purchase Agreement and the Transaction, is attached hereto as Exhibit 99 and is incorporated herein by reference. The press release is furnished and not filed, pursuant to Instruction B.2 of Form 8-K.

On August 14, 2024, the Registrant will host a conference call at 9 a.m. Eastern to discuss the Transaction. The conference call webcast, along with a presentation with additional information on the Transaction, will be accessible on the Registrant’s Investor Relations website at www.allstateinvestors.com.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description

99	The Registrant’s press release dated August 13, 2024.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION (Registrant)

	By:	/s/Julie E. Cho
	Name:	Julie E. Cho
	Title:	Vice President, Deputy General Counsel and Corporate Secretary

Date: August 13, 2024